Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax

8. Income Tax

The Company’s net deferred tax assets are as follows:

	March 31, 2021	December 31, 2020
Deferred tax asset
Organizational costs and net operating loss	$1,390,500	$333,614

Total deferred tax asset	1,390,500	333,614
Valuation allowance	(1,390,500)	(333,614)

Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	March 31, 2021	December 31, 2020
Federal:
Current	$—	$—
Deferred	(1,056,886)	(333,614)

State:
Current	$—	$—
Deferred	—	—
Change in valuation allowance	1,056,886	333,614

Income tax provision	$—	$—

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the relevant taxing authority.

10. Income Tax

The Company did not have any significant deferred tax assets or liabilities as of December 31, 2020.

The Company’s net deferred tax assets are as follows:

Deferred tax asset	December 31, 2020
Organizational costs and net operating loss	$333,614

Total deferred tax asset	333,614
Valuation allowance	(333,614)

Deferred tax asset, net of allowance	$—

The income tax provision consists of the following:

December 31, 2020
Federal:
Current	$—
Deferred	(333,614)

State:
Current	$—
Deferred	—
Change in valuation allowance	333,614

Income tax provision	$—

As of December 31, 2020, the Company had U.S. federal net operating loss carryovers of $93,065 available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from June 10, 2020 (inception) through December 31, 2020, the change in the valuation allowance was $333,614.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2020 is as follows:

December 31, 2020
Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Increase in fair value of warrant liabilities	(18.5)%
Change in valuation allowance	(2.5)%

Income tax provision	0.0%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the relevant taxing authority.

Wilco Holdco Inc
Income Tax

9. Income Taxes

The effective tax rate and income tax benefit for the three months ended March 31, 2021 were 37.1% and $10.5 million, compared to 18.1% and $1.8 million for the three months ended March 31, 2020.

The effective tax rate for the three months ended March 31, 2021 was estimated based on full-year 2021 forecasted income. The effective tax rate was different than the statutory rate primarily due to nondeductible transaction costs and interest expense on redeemable preferred stock. The estimated effective tax rate applicable to year-to-date losses resulted in a tax benefit of $10.5 million for the quarter.

The effective tax rate for the three months ended March 30, 2020 was estimated based on full-year 2020 forecasted losses. The effective tax rate was different than the statutory rate primarily due to unfavorable nondeductible interest expense on redeemable preferred stock. The estimated effective tax rate applicable to year-to-date losses resulted in a tax benefit of $1.8 million for the quarter.

10. Income Taxes

The Company’s income (loss) before taxes consists of only domestic operations. The details of the Company’s income tax expense (benefit) for the years ended December 31, 2020, 2019 and 2018 are as follows (in thousands):

	2020	2019	2018
Current:
Federal	$—	$—	$1
State	251	14	190

Total current	251	14	191

Deferred:
Federal	3,514	(30,305)	(7,691)
State	(1,700)	(13,728)	(2,466)

Total deferred	1,814	(44,033)	(10,157)

Total income tax expense (benefit)	$2,065	$(44,019)	$(9,966)

The effective tax rate was (62.5)%, 113.8% and 17.0% for the years ended December 31, 2020, 2019 and 2018, respectively. The Company’s effective income tax rate varies from the federal statutory rate of 21.0% year to year due to various items, such as state income taxes, valuation allowances and nondeductible items such as interest expense on redeemable preferred stock. The differences between the federal tax rate and the Company’s effective tax rate for the years ended December 31, 2020, 2019 and 2018 are as follows (in thousands):

	2020		2019		2018
Federal income tax benefit at statutory rate	$(694)	21.0%	$(8,121)	21.0%	$(12,330)	21.0%
State income tax expense (benefit), net of federal tax benefit	1,248	(37.8%)	(3,741)	9.7%	(5,212)	8.9%
Change in state tax rate	(2,551)	77.1%	(1,197)	3.1%	(1,663)	2.8%
Prior period adjustments and other	(105)	3.2%	(51)	0.0%	(853)	1.6%
Valuation allowance	(981)	29.7%	(34,943)	90.4%	6,198	(10.6)%
Interest expense on redeemable preferred stock	3,997	(120.9)%	3,257	(8.4)%	2,683	(4.6)%
Other permanent differences, net	1,151	(34.8)%	777	(2.0)%	1,211	(2.1)%

Total income tax expense (benefit)	$2,065	(62.5%)	$(44,019)	113.8%	$(9,966)	17.0%

Income tax expense for the year ended December 31, 2020 includes $0.6 million in deferred income tax benefit related to the correction of a prior period error. We evaluated the impact of this error on our prior period financial statements, assessing both quantitatively and qualitatively, and concluded the error was not material to any of our prior year or the current year financial statements.

Deferred income taxes have been provided on temporary differences, which consist of the following at December 31, 2020 and 2019 (in thousands):

	2020	2019
Deferred income tax assets:
Accrued liabilities	$14,423	$7,085
Provision for bad debt	16,472	20,472
Operating lease liabilities	75,141	—
Acquisition and transaction costs	4,262	4,813
Net operating losses	54,655	52,613
Interest expense	21,903	26,132
Other deferred tax assets	4,205	5,424

Total gross deferred income tax assets	191,061	116,539
Valuation allowance	(22,581)	(23,562)

Total gross deferred income tax assets, net of valuation allowance	168,480	92,977
Deferred income tax liabilities:
Goodwill	36,374	28,942
Trade name/trademark	179,503	181,447
Operating lease right-of-use assets	63,531	—
Depreciation	24,188	14,387
Other deferred tax liabilities	3,431	4,981

Total gross deferred income tax liabilities	307,027	229,757

Net deferred income tax liabilities	$138,547	$136,780

Deferred tax assets include federal net operating losses of $153.3 million and $124.8 million at December 31, 2020 and 2019, respectively and state net operating losses of $440.5 million and $458.2 million at December 31, 2020 and 2019, respectively. Deferred tax assets are expected to be used in the reduction of taxable earnings of future tax years. The earliest net operating loss will expire by statute in 2021 for state net operating losses, and in 2035 for federal net operating losses.

In evaluating the Company’s ability to recover deferred income tax assets, all available positive and negative evidence is considered, including operating results, ongoing tax planning and forecasts of future taxable income in each of the jurisdictions in which the Company operates.

For the year ended December 31, 2019, the Company reached the conclusion that it was appropriate to release its valuation allowance related to a significant portion of its federal and state deferred tax assets due to the continued improvements in operating performance and the expectation of current and future taxable income, which is partly attributable to interest limitation addbacks. As a result of the release, the Company’s valuation allowance related to federal net operating loss carryforwards decreased approximately $26.0 million, and the Company’s valuation allowance related to state net operating loss carryforwards and state credits decreased approximately $8.9 million. Consistent with the prior year, for the year ended December 31, 2020, it is more likely than not that the Company’s federal and certain state deferred income tax assets will be realized, and the Company continues to maintain a valuation allowance mainly related to certain state net operating losses.

The Company is routinely audited by the tax authorities in various U.S. states and is currently not subject to examination. The statute remains open for most state jurisdictions for periods beginning in 2016. For federal tax purposes, tax years through 2016 are closed for examination by the Internal Revenue Service. Any interest and penalties related to the tax uncertainties are recorded in income tax expense.

As reflected in the following table, the Company has an uncertain tax position related to the tax treatment of tenant improvement allowances. The Company’s uncertain tax position is not expected to impact the effective tax rate. Due to the Company’s net operating loss position, there were no accrued interest and penalties related to the unrecognized tax benefits in any year. We believe that it is reasonably possible that our gross unrecognized tax benefits will be reduced within the next twelve months by $3.0 million due to anticipated tax filings. Of the gross unrecognized tax benefits, none were recognized as liabilities in the consolidated balance sheets in any year due to tax attribute carryforwards available to offset a potential tax liability.

(in thousands)	2020	2019	2018
Balance at beginning of period	$2,341	$884	$—
Increases for positions taken during the current year	686	1,457	884

Balance at end of period	$3,027	$2,341	$884